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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Broadway Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 EXPLANATORY NOTE

       This Amendment No. 1 amends the definitive Proxy Statement filed by Broadway Financial Corporation on April 29, 2016, to correct footnote references in the Security Ownership of Certain Beneficial Owners and Management Table, and to add inadvertently omitted information regarding certain Section 16 filings.

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

May 20, 2016

Dear Stockholder:

       On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company"), which will be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, at 2:00 p.m. on Wednesday, June 22, 2016.

       Stockholders will be asked at the Annual Meeting to vote on the election of two directors and on each of the other proposals described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

       Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, please complete, sign and date each proxy card you receive and return them to the Company as soon as possible in the postage-paid envelopes that have been provided. You may revoke your proxies at any time prior to the Annual Meeting and, if you attend the Annual Meeting, you may vote your shares in person.

Sincerely,

Wayne-Kent A. Bradshaw
Chief Executive Officer

IMPORTANT: If your Broadway Financial Corporation shares are held in the name of a brokerage firm or other nominee, only that brokerage firm or nominee may execute a proxy on your behalf. To ensure that your shares are voted, we urge you to telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy on your behalf.

If you have any questions or need any assistance in voting your shares, please telephone Alice Wong, the Company's Assistant Secretary, at (323) 634-1700, Ext 3269.

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

Notice of Annual Meeting of Stockholders
Wednesday, June 22, 2016
2:00 p.m.

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Broadway Financial Corporation (the "Company") will be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, at 2:00 p.m. on Wednesday, June 22, 2016, for the following purposes:

  1.
  To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2019 or until their successors are elected and have been qualified;

  2.
  To ratify the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2016;

  3.
  To cast an advisory (non-binding) vote on executive compensation; and

  4.
  To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof.

The Board of Directors has selected May 6, 2016 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to a notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal executive offices during the ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please mail your proxy in the postage-paid envelope that has been provided. You may revoke this proxy at any time prior to the Annual Meeting and, if you attend the Annual Meeting, you may vote your shares in person.

By Order of the Board of Directors

Alice Wong
 Assistant Secretary

Los Angeles, California
May 20, 2016

Broadway Financial Corporation
Proxy Statement

BROADWAY FINANCIAL CORPORATION
5055 Wilshire Boulevard Suite 500
Los Angeles, California 90036

PROXY STATEMENT
Annual Meeting of Stockholders
Wednesday, June 22, 2016

GENERAL INFORMATION

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Broadway Financial Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California, 90036, at 2:00 p.m. on Wednesday, June 22, 2016, and at any postponement or adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 20, 2016.

       The Company was incorporated under Delaware law in September 1995 for the purpose of acquiring and holding all of the outstanding capital stock of Broadway Federal Bank, f.s.b. ("Broadway Federal" or the "Bank") as part of the Bank's conversion from a federally chartered mutual savings and loan association to a federally chartered stock savings bank (the "Conversion"). The Conversion was completed and the Bank became a wholly owned subsidiary of the Company on January 8, 1996. Throughout this Proxy Statement, the terms "we", "us", "our" and the "Company" refer to Broadway Financial Corporation, and, unless otherwise indicated, such references include the Bank as the Company's predecessor.

THIS PROXY STATEMENT AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS ARE
AVAILABLE AT http://www.broadwayfederalbank.com

RECORD DATE AND VOTING OF SHARES

       The Board has selected May 6, 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A total of 21,405,188 shares of the Company's voting common stock, par value $0.01 per share (the "Voting Common Stock"), were outstanding at the close of business on that date. A majority of the shares of Voting Common Stock entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Stockholders will be entitled to cast one vote for each share of Voting Common Stock held by them of record at the close of business on the record date on any matter that may be presented at the Annual Meeting for consideration and action by the stockholders and on which they are entitled to vote.

       Abstentions will be treated as shares of Voting Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voted for purposes of determining the approval of any matter submitted for a vote of the stockholders. If a broker indicates on its proxy that the broker does not have discretionary authority to vote on a particular matter as to certain shares of Voting Common Stock, commonly referred to as "broker non-votes", then those shares will be counted for general quorum purposes, but will not be considered as present and entitled to vote with respect to that matter.

       A plurality of votes cast by the holders of shares of Voting Common Stock is required for the election of directors. The affirmative vote of the majority of the shares of Voting Common Stock voting on the proposal will be required to: (i) ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm and (ii) adopt the non-binding proposal to approve executive compensation described in this Proxy Statement. Thus, abstentions and broker non-votes will not have any effect in the voting on these proposals.

       All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, such proxies will be voted FOR the election of the nominees named in this Proxy Statement as directors, and FOR approval of each of the other proposals described in this Proxy Statement. Although the Board currently knows of no other matter to be presented at the Annual Meeting, if other matters are properly presented at the Annual Meeting and may properly be acted upon, the proxies solicited hereby will be voted in accordance with the best judgment of the persons named in such proxies.

REVOCATION OF PROXIES

       Any stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a later signed and dated proxy card or other written notice of revocation to Alice Wong, Assistant Secretary of the Company, at 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. A proxy will also be considered revoked if the stockholder executing the proxy is present at the Annual Meeting and chooses to vote in person.

SOLICITATION OF PROXIES

       Proxies are being solicited by this Proxy Statement on behalf of the Board. The principal solicitation of proxies is being conducted by mail. Computershare, the Company's transfer agent, will assist in the solicitation of proxies at no additional fee except for reimbursement of certain expenses. To the extent necessary, proxies may be solicited by officers, directors and employees of the Company or the Bank, and the Company's financial advisor, none of whom will receive additional compensation for such solicitation. Proxies may be solicited by telephone, personal contact or other means. The Company will bear the cost of this solicitation of proxies, including postage, printing and handling, and will reimburse brokers and other nominee holders of shares of the Company's Common Stock for their expenses incurred in forwarding solicitation material to beneficial owners of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

       The following table sets forth information as of March 31, 2016 concerning the shares of the Company's Common Stock owned by each person known to the Company to be a beneficial owner of more than 5% of the Company's Common Stock, each director, each Named Executive Officer, and all current directors and executive officers as a group.

Beneficial Owner	Number of Shares of Voting Common Stock Beneficially Owned	Percent of Voting Common Stock	Number of Shares of Non-Voting Common Stock Beneficially Owned(1)	Percent of Total Common Stock Outstanding(2)
United States Department of the Treasury	10,146,000	47.40%	-	34.89%
CJA Private Equity Financial Restructuring Master Fund I L.P.(3)	2,129,816	9.95%	6,169,320	28.54%
BBCN Bancorp, Inc.(4)	1,925,000	8.99%	-	6.62%
Grace & White, Inc.(5)	1,348,576	6.30%	-	4.64%
National Community Investment Fund(6)	1,048,000	4.90%	1,502,200	8.77%
Directors and Executive Officers:
Wayne-Kent A. Bradshaw(7)	105,966	0.49%	-	0.36%
Kellogg Chan(8)(9)	94,033	0.44%	-	0.32%
Robert C. Davidson, Jr.(8)(10)	119,425	0.56%	-	0.41%
A. Odell Maddox(8)(11)	38,250	0.18%	-	0.13%
Daniel A. Medina(8)(12)	51,999	0.24%	-	0.18%
Virgil Roberts(8)(13)	32,079	0.15%	-	0.11%
Dutch C. Ross III	10,000	0.05%	-	0.03%
Erin Selleck(14)	2,262	0.01%	-	0.01%
Brenda J. Battey(15)	25,213	0.12%	-	0.09%
Norman Bellefeuille(16)	52,724	0.25%	-	0.18%
Ruth McCloud	-	0.00%	-	0.00%
All current directors and executive officers as a group (11 persons)	531,951	2.47%	-	1.82%

(1)
The non-voting common stock may be converted to common stock, only upon certain prescribed forms of sales to third parties that are not affiliated with such holder.
(2)
Percentages are based on the total of voting and non-voting common stock held by the respective stockholders shown in the table.
(3)
Christopher J. Acito, managing member of Christopher J. Acito & Associates LLC, has sole investment and voting power with respect to these shares. Christopher J. Acito & Associates LLC is the managing member of CJA Private Equity Financial Restructuring GP I Ltd., which is the general partner of CJA Private Equity Financial Restructuring Master Fund I LP. The address for CJA is 654 Madison Avenue, Suite 601, New York, NY 10065. CJA is an affiliate of Gapstow Capital Partners located at 654 Madison Avenue, Suite 601, New York, NY 10065.
(4)
Includes holdings of BBCN Bancorp, Inc. and its subsidiary BBCN Bank. The address for BBCN Bancorp, Inc. is 3731 Wilshire Boulevard, Suite 1000, Los Angeles, CA 90010.

(5)
Information based upon Schedule 13G, filed on February 3, 2016 with the SEC by Grace & White, Inc., which is an investment adviser. The address for Grace & White, Inc. is 515 Madison Avenue, Suite 1700, New York, NY 10022.
(6)
The address for National Community Investment Fund ("NCIF") is 135 South LaSalle, Suite 2040, Chicago, IL 60603.
(7)
Includes 11,735 allocated shares under the Employee Stock Ownership Plan ("ESOP"), and 75,000 shares subject to options granted under the Company's 2008 Long Term Incentive Plan (the "LTIP"), which options are all currently exercisable as of March 31, 2016.
(8)
Includes 3,125 shares subject to options granted under the LTIP, which options are all currently exercisable as of March 31, 2016.
(9)
Includes 50,000 shares held by the Kellogg & Bronwyn Chan Family Trust and 40,014 shares that are jointly owned with Mr. Chan's spouse, with whom Mr. Chan shares investment and voting power. Kellogg Chan and Bronwyn Chan share investment and voting power with respect to the shares held by the Kellogg & Bronwyn Chan Family Trust in their capacities as trustees of the trust.
(10)
Includes 115,496 shares that are held by the Robert and Alice Davidson Trust, dated August 11, 1982. Robert Davidson and Alice Davidson share investment and voting power with respect to the shares held by the Robert and Alice Davidson Trust in their capacities as trustees of the trust.
(11)
Includes 19,491 shares held jointly with his spouse with whom voting and investment power are shared.
(12)
Includes 48,068 shares that are held by the Martin Medina Family Trust. Mr. Medina and his wife share investment and voting power with respect to the shares held by the Martin Medina Family Trust in their capacities as trustees of the trust.
(13)
Includes 28,150 shares held jointly with his spouse with whom voting and investment power are shared.
(14)
Includes 2,262 shares held jointly with her spouse with whom voting and investment power are shared.
(15)
Includes 213 allocated shares under the ESOP.
(16)
Includes 224 allocated shares under the ESOP and 52,500 shares held jointly with his spouse with whom voting and investment power are shared.

PROPOSAL 1. ELECTION OF DIRECTORS

       The Company's Certificate of Incorporation provides that the Board shall be divided into three classes, with the term of one class of directors to expire each year. Two directors are to be elected at the Annual Meeting.

Information Concerning Nominees and Directors

       The following table sets forth the names and information regarding the persons who are currently members of the Board, including those nominated by the Board for election at the Annual Meeting. If elected, Messrs. Robert C. Davidson Jr. and Dutch C. Ross III will each serve for a term of three years or until their respective successors are elected and qualified. Each has consented to be named in this Proxy Statement and has indicated his/her intention to serve if elected. If any of the nominees becomes unable to serve as a director for any reason, the shares represented by the proxies solicited hereby may be voted for a replacement nominee selected by the Board.

Name	Age at March 31, 2016	Director Since	Term Expires	Positions Currently Held with the Company and the Bank
NOMINEES:
Robert C. Davidson, Jr.	70	2003	2016	Director
Dutch C. Ross III	69	2016	-	Director
CONTINUING DIRECTORS:
A. Odell Maddox	69	1986	2017	Director
Daniel A. Medina	58	1997	2017	Director
Virgil Roberts	69	2002	2017	Director and Chairman of the Board
Wayne-Kent A. Bradshaw	69	2012	2018	President, Chief Executive Officer and Director
Kellogg Chan	76	1993	2018	Director
Erin Selleck	59	2015	2018	Director

The Board of Directors unanimously recommends
that you vote for the above nominees.

       The following is a brief description of the business experience of the nominees and continuing directors for at least the past five years and their respective directorships, if any, with other public companies that are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Also set forth below for each nominee and continuing director is a description of the specific experience, qualifications, attributes or skills that led to the Board's conclusion that such person should serve as a director of the Company.

Director Nominees

       Robert C. Davidson, Jr. served in the position of Chairman and Chief Executive Officer of Surface Protection Industries, a paint and specialty coatings manufacturing company he founded in 1978, until 2007, which became one of the leading African American-owned manufacturing companies in California. Previously from 1972 to 1974, he co-founded and served as Vice President of Urban National Corporation, a private venture capital corporation that was focused specifically on investing in minority-controlled businesses. Mr. Davidson currently also serves on the boards of directors of Morehouse College (Chairman), Art Center College of Design (Chairman), Jacobs Engineering Group, Inc. (a publicly traded professional service company), Cedars-Sinai Medical Center and the University Of Chicago Graduate School Of Business Advisory Council.

       Mr. Davidson has extensive entrepreneurial experience in developing and managing small and medium sized businesses. He has hands-on experience in marketing and sales, human resources and strategic planning and implementation. He has a long history with and extensive knowledge of the Company and of the markets and communities in which the Company operates. We believe this knowledge and experience qualifies him to serve on our Board.

       Dutch C. Ross III is President and Chief Executive Officer of Economic Resources Corporation (ERC), a non-profit corporation whose mission is to promote economic development and job creation in underserved neighborhoods, and has served in that capacity since 1996. Prior to joining ERC, from January

1975 to December 1995, Mr. Ross held a variety of managerial, financial and planning positions in corporate headquarters, divisional and subsidiary operations at Atlantic Richfield Company (ARCO). Over the years, Mr. Ross has been active in a number of community organizations and has served on the boards of directors of several such organizations, including at Downtown Long Beach YMCA, where he served as Chair / President, at Genesis L.A. Economic Growth Corporation, where he currently chairs the Audit Committee and also serves on the Executive Committee, and at The Valley Economic Development Center, where he formally served as Treasurer and Chairman of the Finance Committee and currently serves on the Finance and Compensation, and Nominating Committees of the board.

       Mr. Ross is a financial executive with over forty years of business experience with Fortune 500 companies and non-profit economic development organizations. We believe this knowledge and experience qualifies him to serve on our Board.

Continuing Directors

       A. Odell Maddox is the Manager of Maddox Co., a real estate property management and sales company, and has served in that capacity since 1986. Mr. Maddox has worked in property management, real estate brokerage and investment businesses for over 36 years.

       Mr. Maddox has extensive experience in real estate in Los Angeles, as well as significant experience in real estate lending and loan workouts. He has extensive entrepreneurial experience developing and managing small and medium-sized businesses. Mr. Maddox has a long history with and knowledge of the Company and the communities and markets in which the Company operates.

       Daniel A. Medina has been a research analyst for Needham & Company, LLC, a New York based investment bank since October 2009. Mr. Medina is also a Managing Director of Capital Knowledge, LLC, a consulting firm that provides financial advisory services, since 2000.

       Mr. Medina has extensive experience in analyzing and valuing financial institutions and assessing their strengths and weaknesses. He also has extensive knowledge of the capital markets and mergers and acquisitions, specifically within the financial services industry.

       Virgil Roberts has been the Managing Partner of Bobbitt & Roberts, a law firm representing clients in the entertainment industry, since 1996. He currently serves on the boards of directors of Community Build, Inc., Claremont Graduate School, Families in Schools, the Alliance for College Ready Public Schools, Southern California Public Radio and the James Irvine Foundation.

       Mr. Roberts is the Chairman of the Board of Directors of the Company and the Bank. Mr. Roberts' qualifications to serve on the Board include his extensive legal and business experience and community leadership. Mr. Roberts serves on a number of local community boards and provides leadership to local community groups. He brings leadership, management and regulatory experience to the Board.

       Wayne-Kent A. Bradshaw is the President and Chief Executive Officer of the Company and the Bank. Mr. Bradshaw joined the Company in February of 2009 as the President and Chief Operating Officer. Prior to joining the Company, Mr. Bradshaw was the Regional President for Community and External Affairs of Washington Mutual Bank from 2003 to 2009. He was President and Chief Executive Officer of the Los Angeles-based Family Savings Bank from 1989 until 2002 and Chief Deputy Superintendent for the State Banking Department from 1981 to 1983. Mr. Bradshaw has served on many community and educational boards. He most recently served on the boards of directors of California State University Northridge, Northridge Hospital Medical Center and California Community Reinvestment Corporation.

       Mr. Bradshaw has over 45 years of experience in financial management and banking. Mr. Bradshaw has the proven ability to plan and implement programs which optimize opportunities to accelerate profitable growth in highly competitive environments. He has extensive experience in community banking, commercial banking and as a bank regulator.

       Kellogg Chan served as the Chairman and Chief Executive Officer of Universal Bank, f.s.b. from 1994 to 1995 and President and Chief Executive Officer of East-West Federal Savings and Loan Association from 1976 to 1992. Mr. Chan is retired.

       Mr. Chan has extensive experience in the thrift industry through a wide variety of economic and interest rate cycles. He has served in executive management positions in thrift institutions and has experienced a diversity of corporate cultures. His extensive executive management experience includes strategic planning and implementation, and the development, implementation and evaluation of internal control structures, particularly in the thrift industry.

       Erin Selleck served as Senior Executive Vice President and Treasurer of Union Bank from 2002 until her retirement in 2014. In addition to her role as Union Bank's Treasurer, she served as a Policy Making Officer and Executive Committee member. Prior to joining Union Bank in 2002, she held a variety of positions within Corporate Treasury at Bank of America. She is currently serving on the advisory boards of two small private companies, CleanBlu and the Women Founders Network. She is on the board of directors for Heal the Bay, and serves on the board of advisors for Girls Inc. of Greater Los Angeles.

       Ms. Selleck has extensive experience in finance, banking and capital markets. She has comprehensive expertise in all treasury functions including investments, funding and liquidity, interest rate risk, capital management and investor relations. As a banker for more than 25 years, she has deep knowledge of the banking industry and of the regulatory landscape in banking. Ms. Selleck also has extensive executive management experience with driving growth and profitability, guiding strategy, including mergers and acquisitions, and providing effective oversight of all enterprise risks, including cyber-security.

Director Independence

       We have adopted standards for director independence pursuant to the Nasdaq Stock Market ("NASDAQ") listing standards. The Board has considered relationships, transactions and/or arrangements with each of its directors, including those disclosed below under "Certain Relationships and Related Transactions", and has determined that all of the Company's non-employee directors are "independent" under applicable NASDAQ listing standards and Securities and Exchange Commission ("SEC") rules.

Board Leadership Structure

       The Company currently operates under a leadership structure in which the positions of Chairman and the Board and Chief Executive Officer of the Company have been separated, such that each position is held by a different person. The position of Chairman of the Board is held by Mr. Roberts, who is an independent director. As the Chairman of the Board, Mr. Roberts provides leadership to the Board and works with the Board and executive management to define the Board's structure and coordinate its activities in the fulfillment of its responsibilities. In addition, he presides over periodic executive sessions of the Board, coordinates the agenda for meetings and serves as a liaison between the independent directors and management.

       Mr. Bradshaw serves as President and Chief Executive Officer of the Company. As such, he has general charge, supervision and management of the business affairs of the Company, and is responsible for assuring that policy decisions of the Board are implemented as adopted. He, in conjunction with the Board, is responsible for the development and implementation of the Company's strategic plans.

       The Board intends to continue to separate the Chairman and Chief Executive Officer positions. This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. In addition, this structure allows Mr. Bradshaw to focus his attention on implementing the Company's strategic plans, while a separate Chairman can devote full attention to Board leadership functions. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Risk Oversight

       The Board's role in the Company's risk management process includes reviewing regular reports from senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The Board reviews these reports to enable it to understand and assess the Company's risk identification, risk management and risk mitigation strategies. While the Board has the ultimate oversight responsibility for the risk management process, various committees of both management and the Board also have responsibility for risk management. The Enterprise Risk Management Committee reviews the development, implementation and maintenance of risk management processes from a Company-wide perspective, and assesses the adequacy and effectiveness of the Company's risk management policies. In accordance with our audit committee charter, the Audit Committee assists the Board in its oversight of the Company's risk assessment and risk management policies as well as the procedures and the safety and soundness of the Company. The Loan Committee evaluates and manages credit risk and loan concentration risk, while the Internal Asset Review Committee reviews loan classifications and loss risk in the Bank's loan portfolio. In addition, the Asset and Liability Committee manages investment, interest rate, and financial risk exposure, the Compensation and Benefits Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements and the Corporate Governance Committee manages risks associated with the independence of the Board of Directors, potential conflicts of interest, and overall governance of the Company. While each committee oversees certain risks and the management of such risks, the entire Board is regularly informed of such risks through committee and management reports.

Identifying and Evaluating Nominees for Director

       The Company's Corporate Governance Committee is charged with the responsibilities of identifying and recommending candidates to the Board to be nominated for election as directors. The committee considers candidates suggested by its members, other directors and stockholders in anticipation of upcoming director elections and other potential or expected Board vacancies. The committee will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the Company's Bylaws. See "Stockholder Proposals for Presentation at the Annual Meeting" for additional information regarding stockholder nominations of director candidates.

       All director candidates, including those nominated by stockholders, are evaluated on the same basis. In determining the needs of the Board and the Company, the Corporate Governance Committee considers the qualifications of current directors and consults with other members of the Board, the Chief Executive Officer and, where appropriate, external advisors. Generally the committee believes that all directors should exemplify the highest standards of personal and professional integrity, have broad experience in positions with a high degree of responsibility and the ability to commit adequate time and effort to serve as a director. Director candidates who are not current directors are interviewed by members of the committee and the Chief Executive Officer and the results of those interviews are considered by the committee and the Board in their deliberations.

       Neither the Corporate Governance Committee nor the Board has a formal policy on the consideration of diversity in identifying director candidates, although both consider diversity when identifying and evaluating candidates. The Board may require a candidate to be sufficiently diverse from the other Board members, in ethnicity, gender, educational, professional and/or managerial backgrounds and experience, to provide a range of perspectives and interests among the members of the Board.

Committees and Meetings of the Board

       The Company has three standing Board committees: the Audit Committee, the Compensation and Benefits Committee and the Corporate Governance Committee. The Board of Directors of the Bank has six committees: the Audit Committee, the Enterprise Risk Management Committee, the Compensation/Benefits Committee, the Internal Asset Review Committee, the Loan Committee and the Corporate Governance Committee.

Company Committees

       The Audit Committee consists of Ms. Selleck (Chairwoman) and Messrs. Maddox, Chan and upon election, Mr. Ross. This committee is responsible for the engagement and oversight of the Company's independent registered public accounting firm. The Audit Committee, together with the corresponding committee of the Bank's Board of Directors, is also responsible for oversight of the internal audit function of the Company, assessment of accounting and internal control policies and monitoring of regulatory compliance. The Audit Committee held 13 meetings during 2015. The Audit Committee has a written charter, which is included as Appendix A to this Proxy Statement. All of the members of the Audit Committee are independent directors as defined under the Nasdaq Stock Market listing standards. In addition, Ms. Selleck and Mr. Chan meet the definition of "audit committee financial expert," as defined by the SEC. See "Audit Committee Report" on page 11.

       The Compensation and Benefits Committee consists of Messrs. Davidson (Chairman), Medina and Roberts. This committee, together with the corresponding committee of the Bank's Board of Directors, is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters at the Company level. The Compensation and Benefits Committee has a written charter, which is included as Appendix B to this Proxy Statement. The Compensation and Benefits Committee held six meetings during 2015.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson and Medina. This committee is designated as the Nominating Committee of the Board and is responsible for the review of the qualifications of persons being considered for election as directors, including existing directors, and for recommending candidates for nomination to the Board. The Corporate Governance Committee held four meetings in 2015. Nominees for the 2016 Annual Meeting were recommended by the Corporate Governance Committee and approved by the Board. There were no nominations by stockholders. The Corporate Governance Committee's duties and responsibilities and the qualifications for director nominees are described in the Corporate Governance Committee Charter, which is included as Appendix C to this Proxy Statement. All of the members of the Corporate Governance Committee are independent directors as defined under the Nasdaq Stock Market listing standards.

Bank Committees

       The Audit Committee consists of Ms. Selleck (Chairwoman) and Messrs. Maddox, Chan and upon election, Mr. Ross. This committee is responsible for the engagement and oversight of the Bank's independent registered public accounting firm. The Audit Committee is also responsible for oversight of the internal audit function and assessment of accounting and internal control policies. The Audit Committee held 13 meetings during 2015.

       The Enterprise Risk Management Committee consists of Messrs. Medina (Chairman) and Davidson and Ms. Selleck. This Committee was formed in January 2016 and replaced the Consent Order Compliance Committee, which was responsible for monitoring regulatory compliance. The Consent Order Compliance Committee held 11 meetings during 2015.

       The Compensation and Benefits Committee consists of Messrs. Davidson (Chairman), Medina and Roberts. This committee is responsible for the oversight of salary and wage administration and various employee benefits policies and incentive compensation matters, as well as the appraisal of the Chief Executive Officer's performance, determination of his salary and making recommendations regarding such matters for approval by the Board. The Compensation and Benefits Committee held six meetings during 2015.

       The Internal Asset Review Committee consists of Messrs. Davidson (Chairman), Bradshaw and Medina. This committee is responsible for the review and approval of asset classifications and for monitoring delinquent loans and foreclosed real estate. In addition, the Internal Asset Review Committee reviews the adequacy of the Bank's allowance for loan losses. The committee held 11 meetings during 2015.

       The Loan Committee consists of Messrs. Chan (Chairman), Maddox, Roberts, Ross and Bradshaw, Ms. Selleck, and Mr. Bellefeuille, who is not a Board member but serves as the Bank's Chief Loan Officer. The Loan Committee is responsible for developing the lending policies of the Bank, monitoring the loan portfolio and compliance with established policies and approving specific loans in accordance with the Bank's loan policy. The Loan Committee held seven meetings during 2015.

       The Corporate Governance Committee consists of Messrs. Roberts (Chairman), Davidson and Medina. This committee is responsible for the review of the qualifications of persons being considered for election to the board of directors of the Bank, including existing directors, and for nominating candidates for election to the board of directors of the Bank. The Corporate Governance Committee held four meetings during 2015.

Board Meetings

       The Boards of Directors of the Bank and the Company each held 11 regular meetings during 2015. All directors attended at least 75% of all meetings held during 2015 by the Company's Board of Directors and the committees of the Board on which they served.

Director Attendance at Annual Meetings

       The Company encourages all members of the Board to attend the annual meeting of stockholders. All six outside directors of the Company as of the 2015 Annual Meeting of Stockholders attended that meeting.

Communications with the Board

       The Board has an established process for stockholder communications with the Board. Stockholders may send communications to the Board or any individual director by mail addressed to: Board of Directors, Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036. Communications addressed to the Board are reviewed by the Assistant Secretary and directed to the Chairman of the Board for further review and distribution to all members of the Board. Communications addressed to individual directors are forwarded directly to the office of the named director.

AUDIT COMMITTEE REPORT

       The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent we specifically incorporate this Report by reference.

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

       The Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the audited consolidated financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, as well as the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), including Auditing Standards ("AS") 16, "Communications with Audit Committees". In addition, the Committee has discussed with the independent registered public accounting firm the auditors' independence from management and the Company, including the matters in the written disclosures received by the Committee as required by the rules of the PCAOB regarding the independence of such auditors, and has considered the compatibility of non-audit services provided by the auditors with the auditors' independence.

       The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations or audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2015. The Committee also approved the selection of the Company's independent registered public accounting firm.

                      Audit Committee
                      Ms. Erin Selleck, Chairwoman
                      Mr. Kellogg Chan
                      Mr. A. Odell Maddox
                      Mr. Dutch C. Ross III

EXECUTIVE OFFICERS

       The following table sets forth information with respect to current executive officers of the Company and the Bank who are not directors. Officers of the Company and the Bank serve at the discretion of, and are elected annually by the respective Boards of Directors.

Name	Age(1)	Principal Occupation during the Past Five Years
Brenda Battey	58	Senior Vice President and Chief Financial Officer of the Company since June 2013 and the Bank since April 2013. Senior Vice President and Senior Controller of Bank of Manhattan from September 2011 to June 2012. Senior Vice President and Controller of Community Bank from February 2010 to September 2010. Senior Vice President and Controller of First Federal Bank of California from 1997 to 2009.
Norman Bellefeuille	63	Senior Vice President and Chief Loan Officer of the Bank since July 2012. Lending Division Manager of Luther Burbank Savings from 2005 to July 2012.
Ruth McCloud	67	Senior Vice President / Chief Retail Banking Officer of the Bank since July 2014. Senior Vice President / Divisional Sales Manager of OneWest Bank from January of 2010 to June 2014. Senior Vice President Sales Manager & Strategic Initiatives of First Federal Bank of California from January 2004 to December 2009.

(1)
As of March 31, 2016

EXECUTIVE COMPENSATION

Compensation Tables

       The Summary Compensation Table includes information concerning the compensation paid to or earned by our Chief Executive Officer and our three other most highly compensated executive officers. Each executive is referred to as a named executive officer.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Non-Equity Incentive Plan Compensation		All Other Compensation(2)	Total ($)

Wayne-Kent A. Bradshaw	2015	$400,000	-		$31,200	$431,200

Chief Executive Officer	2014	$300,000	-		$23,987	$323,987

	2013	$275,000	-		$22,652	$297,652

Brenda J. Battey(5)	2015	$221,815	$44,363	(3)	$17,825	$284,003

Chief Financial Officer	2014	$201,650	$35,490	(4)	$20,407	$257,547

	2013	$96,057	-		$8,360	$104,417

Norman Bellefeuille(6)	2015	$233,805	$46,761	(3)	$18,210	$298,776

Chief Loan Officer	2014	$212,550	$36,000	(4)	$20,922	$269,472

	2013	$195,000	-		$17,045	$212,045

Ruth McCloud(7)	2015	$189,000	$37,800	(3)	$10,800	$237,600

Chief Retail Banking Officer	2014	$90,692	$15,840	(4)	$5,400	$111,932

(1)
Includes amounts deferred and contributed to the 401(k) Plan by the named executive officer.
(2)
Includes amounts paid by the Company to the 401(k) account of the named executive officer, and estimated allocations under our Employee Stock Ownership Plan. Also includes perquisites and other benefits consisting of automobile and telephone allowances.
(3)
The amounts shown represent performance-based bonuses earned in 2015 but paid in 2016.
(4)
The amounts shown represent performance-based bonuses earned in 2014 but paid in 2015.
(5)
Ms. Brenda J. Battey commenced her employment as the Company's Chief Financial Officer in June 2013.
(6)
Mr. Norman Bellefeuille commenced his employment as the Bank's Chief Loan Officer in July 2012.
(7)
Ms. Ruth McCloud commenced her employment as the Bank's Chief Retail Banking Officer in July 2014.

Incentive Compensation

       The Bank's Incentive Plan for Management ("Plan") is designed to reward management for productivity, high performance and implementing the business plan and vision of the Bank. In order for the Plan participants to receive any form of payout, a minimum level of financial performance by the Bank must be achieved.

       The Plan has two types of objectives. The first are Bank objectives which are set by the Board in advance of the Plan year. The second are individual objectives that are set by the CEO for Plan participants. Targets are established and weighted for each objective. Executives are advised in advance of the Plan year what they can achieve as a percent of their base salary if bonus targets are achieved. For 2015, the Board established specific objectives in the following areas:

  1.
  Net Earnings
  2.
  Safety and Soundness Ratings
  3.
  Net Loan Growth
  4.
  Core Deposit Growth

       At the end of the Plan year, each goal was assessed and results calculated.

       The following table sets forth information concerning outstanding equity awards held by each Named Executive Officer as of December 31, 2015.

Outstanding Equity Awards at December 31, 2015

	Option Awards

Name	Number of Securities Underlying Unexercised Options (Exercisable)	Option Exercise Price	Option Expiration Date

Wayne K. Bradshaw	75,000	$4.98	03/18/19

DIRECTOR COMPENSATION

       Members of the Board of Directors of Broadway Financial Corporation do not receive separate compensation for their service on the Board of Directors of Broadway Federal Bank.

       For the year ended December 31, 2015, each member of the Board of Broadway Financial Corporation received $1,000 per meeting for attending monthly board meetings and special meetings. The Chairman of the Board received an additional annual retainer of $10,000. Committee members received an additional annual retainer of $8,000. Committee Chairs received an additional annual retainer of $6,000, except for the Corporate Governance Committee Chair who received an additional annual retainer of $4,000.

       The following table summarizes the compensation paid to non-employee directors for the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total

Kellogg Chan	$26,000	-	$26,000

Robert C. Davidson	$32,000	-	$32,000

A. Odell Maddox	$26,000	-	$26,000

Daniel Medina	$26,000	-	$26,000

Virgil Roberts	$34,000	-	$34,000

Erin Selleck	$11,000	-	$11,000

(1)
Includes payments of annual retainer fees, fees paid to chairmen and members of Board committees, and meeting attendance fees.
(2)
Includes premiums paid for medical, dental and group term life insurance.
(3)
Ms. Selleck was appointed to the Board effective May 20, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company's current loan policy provides that all loans made by the Company or its subsidiaries to its directors and executive officers and/or their associates must be made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness who were not related to the Company and must not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2015, the Company did not have any loans to related parties or affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to report to the SEC their initial ownership of shares of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and any late filings or failures to file are to be disclosed in this Proxy Statement. Officers, directors and greater than 10% stockholders are required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a) of the Exchange Act. Based on our review of the reports under Section 16(a) that have been furnished to us, all such reports were filed on a timely basis during the last fiscal year, except for a late filing of Form 3 on behalf of Ms. Erin Selleck and a missed filing of Form 4 on behalf of Mr. Norman Bellefeuille.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       The Board has appointed Moss Adams LLP ("Moss Adams") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016. This appointment is being submitted to the stockholders for their consideration and ratification. If the appointment of Moss Adams is not ratified by the stockholders, the Audit Committee will consider the stockholders' vote in deciding whether to reappoint Moss Adams as independent registered public accounting firm in the future.

       It is anticipated that representatives of Moss Adams will be present at the Annual Meeting. The Moss Adams representatives will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from the stockholders. Moss Adams performed the independent audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2015 and 2014.

The Board of Directors unanimously recommends that you vote "FOR"
the proposal to ratify the appointment of Moss Adams LLP
as the Company's independent registered public accounting firm.

Principal Accountant Fees and Services

       The Audit Committee approves each engagement before the Company's independent accountants are engaged to render non-audit services for the Company or the Bank. The Audit Committee also preapproved all of the audit and audit-related services provided by Moss Adams LLP for the years ended December 31, 2015 and 2014 and by Crowe Horwath LLP for the first quarter of 2014. The following table sets forth the aggregate fees billed to us by Moss Adams LLP and Crowe Horwath LLP for the years indicated.

	2015	2014
	(In thousands)
Audit fees(1)	$ 171	$ 200
Audit-related fees(2)	-	7

Total fees	$ 171	$ 207

(1)
Aggregate fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements included in the Company's Annual Report on Form 10-K and for the reviews of the Company's consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q.
(2)
Consultation fees billed for professional services rendered for the review of the Recapitalization transactions described in the Company's Annual Report on Form 10-K and the Registration Statement on Form S-1 filed with the SEC by the Company relating to possible resales of common stock received by certain investors in the Recapitalization.

PROPOSAL 3. ADVISORY (NON-BINDING) VOTE TO APPROVE
EXECUTIVE COMPENSATION

       Our overall executive compensation program, as described in this Proxy Statement, is designed to pay for performance and directly aligns the interest of our executive officers with the long-term interests of our stockholders.

       Our stockholders are asked to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules and the TARP rules of the U.S. Treasury Department. Accordingly, stockholders will be asked at the Annual Meeting to vote on the following resolution:

       "Resolved, that the stockholders of Broadway Financial Corporation hereby approve the compensation of the Named Executive Officers as disclosed in the Summary Compensation Table of the Proxy Statement for the Annual Meeting pursuant to Item 402 of Regulation S-K."

       This vote will not be binding on the Company's Board and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board. Nor will it affect any compensation paid or awarded to any executive officer. The Compensation and Benefits Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE
ANNUAL MEETING

       Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's 2017 proxy statement must set forth the proposal in writing and file it with the Secretary of the Company on or before January 20, 2017, or such later date as may be designated by the Board if the 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") is not held in June. The Board will review any stockholder proposal that is filed as required and will determine whether such proposal meets applicable criteria for inclusion in the proxy statement and for consideration at the 2017 Annual Meeting. Except for director nominations, any stockholder may make any proposal at the 2017 Annual Meeting and the same may be discussed and considered, but unless stated in writing and filed with the Assistant Secretary of the Company on or before May 23, 2017, or such later date as may be designated by the Board if the 2017 Annual Meeting is not held in June, such proposal may only be voted upon at a meeting held at least 30 days after the Annual Meeting at which it is presented.

       Under the Company's Bylaws, stockholder nominations for election of directors at the 2017 Annual Meeting may only be made pursuant to timely notice in writing received by the Assistant Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the previous year's annual meeting of stockholders to be considered. The notice must state the nominee's name, age, business and residence addresses and principal occupation or employment and the class and number of shares of Common Stock beneficially owned by the nominee on the date of the notice. The required notice must also disclose certain information relating to the nominee of the type required to be disclosed in a proxy statement and in certain other filings under federal securities laws.

ANNUAL REPORT AND FORM 10-K

       The Company's 2015 Annual Report to Stockholders, which includes our Annual Report filed with the SEC on Form 10-K and contains the Company's consolidated financial statements for the year ended December 31, 2015, accompanies this Proxy Statement.

       Stockholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, without the accompanying exhibits, by sending a written request to Broadway Financial Corporation, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036 Attention: Alice Wong. Stockholders may obtain any of the exhibits that are referred to in the list of exhibits attached to the Annual Report on Form 10-K upon payment to the Company of the cost of furnishing them.

BY ORDER OF THE BOARD OF DIRECTORS

Alice Wong Assistant Secretary May 20, 2016

 Appendix A

Audit Committee Charter

       The Board of Directors ("Board") of Broadway Financial Corporation ("Company") has selected a subcommittee of independent directors to act on their behalf as the Audit Committee ("Committee"). As the Audit Committee, they have been delegated certain powers as defined herein.

I.     Statement of Authority

       The Board elected the Committee and empowered the group with oversight responsibility in order to ensure that the Company is consistently working to maintain and improve internal controls and financial reporting, as well as maintain compliance with all applicable laws and regulations. Through this charter, the Board delegates certain authority to the Committee to assist in fulfilling their oversight responsibilities.

       To discharge its oversight responsibilities effectively, the Committee will maintain open lines of communication with the Board, the Company's management, the Internal Auditor, the Independent Accountants and External Auditor's contracted to assist in the monitoring responsibilities assigned.

       The Board recognizes that an informed, vigilant Audit Committee represents an effective influence for monitoring and evaluating adherence to internal operating and accounting controls along with fair and complete financial reporting as established by the Company's management and as reported by the Independent Accountants and the Internal Auditor. The members of the Committee are charged with the same duty of good-faith, diligence, care and skill expected of them as Directors of the Company.

II.   Organization

  1.
  The Committee shall be composed of three members, and not less than three outside directors who are independent of the Company's management. The members of the Committee shall be elected by the Board for a one-year term. All vacancies in the Committee are to be filled by the Board to complete the unexpired term.

  2.
  The Committee shall have a Chairman, elected by the Board. The Chairman shall call meetings, determine who shall attend, preside at each meeting of the Committee and appoint a secretary who shall keep a record of the Committee's proceedings.

  3.
  The Committee shall meet monthly to review the activities and reports of the Internal Auditor, and other matters requiring consideration by the Committee. The Committee Chairman may call other meetings during the year as deemed necessary and prudent.

  4.
  The Committee shall meet privately with the Internal Auditor at each Committee meeting. The Committee shall meet with Officers and Management when they are invited by the Committee for reviews and confirmation of responses.

  5.
  The Committee shall report its significant activities to the full Board at least monthly, to keep the Board informed of Committee activities, their findings and their respective resolution.

III.  Duties and Responsibilities

       The Committee shall be responsible for overseeing the Company's internal operation and accounting controls. To this end, the Committee has been charged with the following duties and responsibilities.

  1.
  Provide an open avenue of communication between the Internal Auditor, the Office of the Comptroller of the Currency (OCC), and the Board.

  2.
  Review the Committee's charter annually, and update as changes are deemed necessary to clarify the duties of the Committee in order to maintain compliance with an applicable laws and regulations.

  3.
  Recommend to the Board the employment of all Independent Accountants to be nominated, approve the compensation of the Independent Accountant, and review and recommend the discharge of the Independent Accountants.

  4.
  Determine the appointment, replacement, reassignment, or dismissal of the Internal Auditor.

  5.
  Confirm and assure the independence of the Internal Auditor and the Independent Accountant, including a review of management consulting services and related fees provided by the Independent Accountant.

  6.
  Inquire of management, the Internal Auditor, OCC and the Independent Accountant in regards to significant risks or exposures. Assess the steps management has taken to minimize such risk to the company.

  7.
  In consultation with the Independent Accountant and the Internal Auditor, determine the annual audit scope and annual audit plan of the Internal Auditor and the Independent Accountant.

  8.
  Consider with management and the Board, the rationale for employing audit firms other than the principal Independent Accountant.

  9.
  Review with the Internal Auditor the coordination of audit effort reduction of redundant efforts and the effective use of audit resources.

  10.
  Consider and review with the Independent Accountant and the Internal Auditor:

  •
  The adequacy of Company's internal controls including computerized information system controls and security.

  •
  Any related significant findings and recommendations of the Independent Accountant and Internal Auditor together with management's responses thereto.

  11.
  Review with management and the Independent Accountant those reports as set forth in the requirements of the Federal Deposit Insurance Corporation. Improvement Act of 1991 ("FIDICIA") in. 1.2 CFR Part 363, Annual Independent Audit and Reporting Requirements:

  •
  The Company's annual financial statements and related footnotes.

  •
  The Independent Accountant's audit of the financial statements and his or her report thereon.

    •
    Any significant changes required in the Independent Accountant's audit plan.

    •
    Any serious difficulties or disputes with management encountered during the course of the audit.

    •
    Other matters related to the conduct of the audit communicated to the Committee under generally accepted auditing standards.

  12.
  Consider and review with management and the Internal Auditor:

  •
  Significant findings during the year and managements responses thereto.

  •
  Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

  •
  Any changes required in the planned scope of their audit plan.

  •
  The internal audit department staffing.

  •
  Internal Audit's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

  13.
  Review filings with OCC and other published documents containing the company's financial statements and consider whether the information contained in these documents was consistent with the information contained in the financial statements.

  14.
  Review with management and the Internal Auditor the interim financial reports that are filed with the OCC or other regulators.

  15.
  Review policies and procedures with respect to officers' expense accounts and pre-requisites, including their use of corporate assets, and consider the results of any review of these areas by the Internal Auditor or the Independent Accountant.

  16.
  Review with the Internal Auditor the results of the review of the Bank's compliance with the Bank's code of conduct.

  17.
  Review legal and regulatory matters that may have a material impact on the financial statements, related Bank compliance policies and programs and reports received from regulators.

  18.
  Meet with the Internal Auditor and the Independent Accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

  19.
  Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

  20.
  The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

  21.
  The Committee will perform such other functions as assigned by law, the Company's charter or by-laws, or as assigned by the Board.

IV.   Objectives and Scope

  A.
  Reviewing and evaluating existing accounting, financial, data processing, and operating controls that is established by the Board.

  B.
  Determining the extent of compliance with regulations achieved in Management's plans, policies and procedures.

  C.
  Reviewing operations or systems to determine whether results are consistent with the objectives and goals of the Board and Management.

  D.
  Assist Management by recommending standards of controls for systems or reviews of policies and procedures before implementation.

  E.
  Determining the extent to which Management properly accounts for and safeguards assets.

  F.
  Conducting special audits or reviews as a result of Board or Management requests.

  G.
  Evaluating the adequacy and reliability of information and communication within the Bank for Management's use.

  H.
  Insure that caution was taken and audit activities are performed in a manner consistent with 'The Standards for the Professional Practice of Internal Auditing," promulgated by the Institute of Internal, Internal Auditors and as directed by the Charter.

  I.
  Coordinating the relationship between internal and external audits.

  J.
  Determine if reasonable efforts have been made to clear audit exceptions by requiring that responses to audits are in writing. The reply should address corrective action taken or to be taken to all recommendations or, if not in agreement with the recommendation the justification for the difference in opinion.

  K.
  If an audit has been conducted, and the audited entity(ies) has/have failed to respond timely to the audit inquiry or failed to take reasonable steps to clearing an audit exception, the Committee recommends note of the incident be incorporated in the employee's personnel file.

       The Internal Auditor will incorporate these overall objectives into efficient and comprehensive audit programs which will be developed for each area examined. The Internal Auditor will consider the adequacy of existing internal controls in determining the nature, timing, and extent of audit procedures.

V.    Independence

       Independence is essential to the effectiveness of internal auditing. This independence is obtained primarily through the Audit Charter and the Board of Directors.

       The organizational structure of the internal auditing function and the supports accorded to it by the Board and Management are major determinants of effectiveness and value. The Internal Auditor, therefore, reports to the Audit Committee of the Board whose authority assures both a broad range of audit coverage and the adequate consideration of an effective action on the audit findings and recommendations.

       Administratively, the Internal Auditor reports to the President/ CEO.

       The Board of Directors amended and approved this Charter on April 29, 2015.

 Appendix B

Compensation Committee Charter

PURPOSE

       The Board of Directors of Broadway Federal Bank (the "Company") has delegated to the Compensation Committee strategic and administrative responsibility on a broad range of overall Company compensation, benefits and stock option issues.

       The Compensation Committee is responsible for the review and reporting to the Board of Directors on all executive compensation matters that impact the Company and its subsidiaries.

       It is the Committee's responsibility to ensure that the Chief Executive Officer, other officers and key management of the Company are compensated in a manner that will attract, motivate and retain the best possible management team for the shareholders of the Company.

       It is the Committee's responsibility to ensure that compensation paid is consistent with the strategic goals of the Company; is based on performance against predetermined goals; is internally equitable and competitive, and is consistent with all regulatory requirements.

       The Committee is also responsible for the communication to shareholders regarding the Company's compensation philosophy and the reasoning behind its compensation policies by producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission.

COMMITTEE MEMBERSHIP

       The Committee will be comprised of a minimum of three outside directors. Members shall be appointed annually by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. Members will not be officers or employees of the company (or an individual who has served in that capacity during the past three years).

MEETINGS AND STRUCTURE

       The Committee will meet on a regular basis. Special meetings of the Committee may be called if warranted, and actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chairperson.

       The Committee may invite, consistent with maintaining confidentiality of its discussions, any other person the Committee or its chairperson deems necessary or desirable to assist the Committee in its deliberations.

COMMITTEE RESPONSIBILITIES

  1.
  The Committee shall review the compensation strategy for the Company on an annual basis. The Committee shall have a strategy in place for base salary, bonus (short term incentive), equity (long term incentive) and benefits. The primary goal of the compensation strategy is to insure that the

    Company has the compensation programs in place to attract, retain and motivate the best possible workforce.

  2.
  At the executive level, the strategy should ensure that the Chief Executive Officer and the members of executive management are rewarded appropriately for their contributions to Company growth and profitability. The executive compensation strategy must support the Company's business strategy and be aligned in a manner that is in the best interest of shareholders.

  3.
  The Committee will annually review and approve the individual elements of total compensation for the Chief Executive Officer, including corporate goals and objectives relevant to the CEO's compensation, evaluate the performance of the CEO in light of those goals and objectives, and set the CEO's compensation level based upon this evaluation.

  4.
  The Committee will review and approve the recommendations made by the Chief Executive Officer on all other officers of the Bank as defined in Section 16 of the Securities Exchange Act of 1934 as amended and Rule 16 a-1 promulgated thereunder (each a "Section 16 Officer").

  5.
  The Committee will review and approve any severance or similar termination payments proposed to be made to any current or former Section 16 Officer.

  6.
  The Committee will prepare and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the compensation for the prior year for the CEO was based, including the relationship of the Company's performance to executive compensation.

  7.
  The Committee will ensure that the annual executive incentive compensation plan is administered in a manner consistent with the Company's compensation strategy. The Committee will approve the following plan elements:

  •
  Participation

  •
  Target annual incentive awards

  •
  Corporate financial goals

  •
  Actual awards paid to the CEO and members of Executive Management

  •
  Total funds reserved for payment under the plan

  8.
  The Committee will approve for submission to shareholders all new equity-related incentive plans, and administer the Company's long-term incentive programs in a manner consistent with the terms of the plans as to the following:

  •
  Participation

  •
  Vesting Requirements

  •
  Awards to the CEO and members of Executive Management

  •
  Total shares reserved for awards

  9.
  The Committee will review with the CEO matters relating to management succession, bench strength and organizational development.

  10.
  The Committee will review and approve the Company's annual salary increase budget and any policy issues related to the administration of the Company's salary or benefit programs.

  11.
  The Committee will prepare required reports for the Board of Directors.

  12.
  In consultation with management, the Committee will oversee regulatory compliance with respect to compensation matters, including overseeing the Company's policies on structuring compensation programs to preserve tax deductibility.

  13.
  The Committee will consider and recommend to the Board for approval corporate title appointments of Senior Vice Presidents and above.

  14.
  The Committee will review and make recommendations to the Board to ensure the adequacy and appropriateness of Director compensation and benefits.

  15.
  The Committee will semi-annually review executive and all incentive compensation to ensure compliance with TARP and to make sure the plans do not encourage "unnecessary or excessive" risk taking.

  16.
  The Committee will annually certify to the Department of Treasury the Bank's compliance with TARP regulations.

  17.
  The Committee will annually develop a non-binding shareholder "Say on Pay" vote.

  18.
  The Committee will meet annually with executives and incentive plan participants and state the Board's strong views against "excessive and unnecessary" risk taking. Committee will ensure all plan participants sign the TARP waiver form.

  19.
  The Committee will manage the CD&A disclosure as it relates to compensation consultant disclosure and disclosure of all perquisites totaling over $25,000.

  20.
  The Committee may retain its own outside experts for advice on any matter under review, as the Committee may deem necessary or appropriate and without seeking approval of the Board or Management.

  21.
  The Committee shall perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company's compensation programs.

       The Board of Directors amended and approved this Charter on January 27, 2016.

 Appendix C

Corporate Governance Committee Charter

       The Board of Directors ("Board") of Broadway Financial Corporation ("Company") has elected a committee of the Directors to act on their behalf as the Corporate Governance Committee ("Committee"). The Committee has been delegated certain powers by the Board as defined herein.

I.     STATEMENT OF AUTHORITY

       The Board elected and empowered the Committee to function as the Corporate Governance Committee of the Board and to manage the nomination process for candidates for election to the Board. Through this charter, the Board delegates certain authority to the Committee to assist with the fulfillment of the Committee's responsibilities.

       To discharge its responsibilities effectively, the Committee will maintain open lines of communication with the Board, the Company's management, and shareholders. The members of the Committee are charged with the same duty of care, good faith, diligence and skill expected of them as Directors of the Company.

II.   ORGANIZATION

       The Committee shall be composed of three members who are independent of the Company's management. The Board shall elect the members of the Committee for a one-year term. All vacancies in the Committee are to be filled by the Board to complete the unexpired term.

       The Board shall designate the Chair of the Committee. The Chair shall call meetings, determine who, in addition to members of the Committee, shall attend, preside at each meeting of the Committee, and appoint a secretary who shall keep a record of Committee proceedings.

       The Committee shall meet at least quarterly to conduct and manage the nomination process for Directors, and the Chair may call other meetings of the Committee during the year, as the Chair deems necessary and prudent.

       The Committee shall report its significant actions and activities to the full Board to keep the Board informed of the Committee's findings, actions and activities.

III.  DUTIES AND RESPONSIBILITIES

  Nomination Duties and Responsibilities

  1.
  The Committee shall review the qualifications and performance of current Directors standing for re-election and determine their willingness to be re-elected.

  2.
  The Committee shall seek to identify qualified candidates to become members of the Board, as determined by the Board to be desirable to fill vacancies or to expand the Board from time to time.

C-1

  3.
  The Committee will consider, using the same criteria as for other candidates, Director Candidates recommended by shareholders in accordance with the procedures stated in the Company's bylaws.

  4.
  The Committee will direct disclosure of the Committee's charter on the Company's website or as an appendix to the Company's proxy statement at least once every three years in accordance with the rules of the Securities and Exchange Commission.

  5.
  The Committee will monitor the terms and performance of Board Members.

  6.
  The Committee will provide a self-examination of the performance for existing Directors on an annual basis.

  Nominee Qualifications

       Nominees for election to the Board should have more than one of the following qualifications:

  1.
  Be familiar with the Company's business and the business of the Company's bank subsidiary, Broadway Federal Bank ("Bank").

  2.
  Have a successful career and be familiar with and knowledgeable of the market and communities in which the Bank operates.

  3.
  Understand financial statements, budgeting and strategic planning.

  4.
  Provide occupational, gender and/or ethnic diversity to the Board.

  5.
  Understand the operation and scope of laws, regulations and contract obligations applicable to the Company and the Bank.

  6.
  Have established a reputable business reputation and network of contacts within the market in which the Bank operates, and the capacity to bring new business to the Bank.

  7.
  Willingness and ability to commit time to prepare for and attend Board and committee meetings.

       The Board of Directors amended and approved this Charter on July 29, 2015.

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MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 Broadway Financial Corporation 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2019 and until their successors are elected and have been qualified. + 01 - Robert C. Davidson 02 - Dutch C. Ross III 01 02 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees ForAgainst Abstain ForAgainst Abstain 2. To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for 2016. 3. To cast an advisory (non-binding) vote on executive compensation. 4. To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T 8 8 1 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 7 02CNRA MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BROADWAY FINANCIAL CORPORATION + REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2016 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY I/we hereby constitute and appoint Wayne-Kent A. Bradshaw, with full power of substitution, as my/our attorney, agent and proxy, to attend and act as proxy at the 2016 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, on Wednesday, June 22, 2016 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we would be entitled to vote if personally present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF SUCH OTHER PROPOSALS. I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I /we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompany the notice (the “Annual Meeting Proxy Statement”). (continued and to be signed on the reverse side) Non-Voting Items Change of Address — Please print new address below. + C

MMMMMMMMMMMM . Broadway Financial Corporation Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect two directors of the Company to serve until the Annual Meeting of Stockholders to be held in the year 2019 and until their successors are elected and have been qualified. + 01 - Robert C. Davidson 02 - Dutch C. Ross III 01 02 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees ForAgainst Abstain ForAgainst Abstain 2. To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for 2016. 3. To cast an advisory (non-binding) vote on executive compensation. 4. To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders or any postponement or adjournment thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + 1 U P X 2 7 8 8 1 2 2 02CNSA MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — BROADWAY FINANCIAL CORPORATION REVOCABLE PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2016 THE BOARD OF DIRECTORS IS SOLICITING THIS PROXY I/we hereby constitute and appoint Wayne-Kent A. Bradshaw, with full power of substitution, as my/our attorney, agent and proxy, to attend and act as proxy at the 2016 Annual Meeting of Stockholders of Broadway Financial Corporation, which will be held at its principal executive offices, 5055 Wilshire Boulevard, Suite 500, Los Angeles, California 90036, on Wednesday, June 22, 2016 at 2:00 p.m., and at any postponement or adjournment thereof, and to vote as I/we have indicated the number of shares which I/we would be entitled to vote if personally present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF THE OTHER PROPOSALS LISTED ON THE REVERSE SIDE HEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, IT WILL BE VOTED “FOR” THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” EACH OF SUCH OTHER PROPOSALS. I/we hereby ratify and confirm all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revoke any and all proxies I/we have given before to vote at the meeting. I /we acknowledge receipt of the Notice of Annual Meeting and the Proxy Statement which accompany the notice (the “Annual Meeting Proxy Statement”). (continued and to be signed on the reverse side)